                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 08, 1999
                    Capita Equipment Receivables Trust 1997-1

 A New York              Commission File                  I.R.S. Employer
 Corporation             No. 333-34793                    No. 13-7135550


                          c/o AT&T Capital Corporation
                      2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Items. 5  Other

Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  January 8, 1999             Payment Date: January 15, 1999
Collection Period:   December 31, 1998

   I. Information Regarding the Contracts

      1.  Contract Pool Principal Balance
          a.    Beginning of Collection Period                                     $            743,880,152.40
          b.    End of Collection Period                                           $            715,722,200.11
          c.    Reduction for Collection Period                                    $             28,157,952.29
      2.  Delinquent Scheduled Payments
          a.    Beginning of Collection Period                                     $            12,158,947.76
          b.    End of Collection Period                                           $            11,619,674.97
      3.  Liquidated Contracts
          a.    Number of Liquidated Contracts
                with respect to Collection Period                                                         205
          b.    Required Payoff Amounts of Liquidated Contracts                    $             2,536,128.34
          c.    Total Reserve for Liquidation Expenses                             $                     -
          d.    Total Liquidation Proceeds Received                                $               505,437.72
          e.    Liquidation Proceeds Allocated to Owner Trust                      $               478,155.69
          f.    Liquidation Proceeds Allocated to Depositor                        $                27,282.03
          g.    Current Realized Losses                                            $             2,057,972.65
      4.  Prepaid Contacts
          a.    Number of Prepaid Contracts with respect
                to Collection Period                                                                      394
          b.    Required Payoff Amounts of Prepaid Contracts                       $             2,717,083.10
      5.  Purchased Contracts (by TCC)
          a.    Number of Contracts Purchased by TCC with
                respect to Collection Period                                                                0
          b.    Required Payoff Amounts of Purchased Contracts                     $                     -


      6.  Delinquency Status of Contracts (End of Collection Period)


                                                                                                                    % of Aggregate
                                                                        Number of     % of      Aggregate Required  Required Payoff
                                                                        Contracts   Contracts     Payoff Amounts        Amounts
                                                                        ---------   ---------   ------------------  ---------------

               a.    Current                                             58,598     90.85%      $ 662,249,422.94         91.05%
               b.    31-60 days                                           3,181      4.93%      $  38,263,890.18          5.26%
               c.    61-90 days                                           1,192      1.85%      $  13,532,295.34          1.86%
               d.    91-120 days                                            662      1.03%      $   6,555,726.44          0.90%
               e.    120+ days                                              867      1.34%      $   6,740,540.18          0.93%
               f.    Total                                               64,500    100.00%      $ 727,341,875.08        100.00%


      7.  Historical Delinquency Experience with Respect to Contracts


                        % of                % of                     % of                 % of
                      Aggregate           Aggregate                Aggregate            Aggregate
                   Required Payoff     Required Payoff         Required Payoff      Required Payoff
 Collection            Amounts             Amounts                 Amounts              Amounts
   Periods       31-60 Days Past Due  61-90 Days Past Due     91-120 Days Past Due  120+ Days Past Due
---------------  ------------------   --------------------   ---------------------  -------------------

12/31/98           5.26%                1.86%                    0.90%                 0.93%
11/30/98           5.07%                1.66%                    0.78%                 0.88%
10/31/98           3.93%                1.32%                    0.66%                 0.98%
09/30/98           3.98%                1.18%                    0.62%                 0.94%
08/31/98           3.34%                1.23%                    0.53%                 0.60%
07/31/98           3.28%                1.12%                    0.52%                 0.85%
06/30/98           2.76%                1.14%                    0.58%                 0.81%
05/31/98           3.63%                1.12%                    0.61%                 0.75%
04/30/98           3.46%                1.03%                    0.63%                 0.69%
03/31/98           3.30%                1.26%                    0.51%                 0.63%
2/28/98            6.09%                1.42%                    0.59%                 0.52%
1/31/98            3.34%                0.96%                    0.41%                 0.26%
12/31//97          3.17%                0.86%                    0.36%                 0.01%
11/30/97           2.89%                0.49%                    0.00%                 0.00%



      8.  Historical Loss Experience With Respect to Contracts


                                                       Collection          3 Collection     6 Collection Periods   Cumulative Since
                                                         Period           Periods Ending           Ending            Cut-off Date
                                                       December-98           December-98          December-98
                                                       -----------         --------------     -------------------  ----------------
           a.    Number of Liquidated Contracts            205                   747                 1,481              2,757
           b.    Number of Liquidated
                 Contracts as a Percentage
                 of Initial Contracts                    0.271%                0.987%                1.958%             3.644%

           c.    Required Payoff Amounts of
                 Liquidated Contracts                  2,536,128.34         8,026,353.30         15,456,946.12       28,355,820.14
           d.    Liquidation Proceeds Allocated
                 to Owner Trust                         478,155.69          1,448,033.32         2,582,448.11        3,671,237.58
           e.    Aggregate Current Realized
                 Losses                                2,057,972.65         6,578,319.98         12,874,498.01       24,684,582.56
           f.    Aggregate Current Realized
                 Losses as a Percentage of
                 Cut-off Date Contract Pool
                 Principal Balance                        0.179%               0.574%               1.123%              2.152%


      II.   Information Regarding the Securities

            1.  Summary of Balance Information

                                                    Principal Balance  Class Factor     Principal Balance        Class Factor
                                                          as of           as of               as of                as of
          Class                          Coupon    January 15, 1999   January 15, 1999  December 15, 1998     December 15, 1998
                                          Rate        Payment Date      Payment Date       Payment Date         Payment Date
          -----                           ----        ------------   ----------------     ------------         ---------------
 a.  Class A-1 Notes                   5.790000%         $0.00           0.00000            $0.00               $ -
 b.  Class A-2 Notes                   6.030000%    $147,114,561.66      0.58379        $172,924,769.62         $0.69
 c.  Class A-3 Notes                   6.120000%    $153,000,000.00      1.00000        $153,000,000.00         $1.00
 d.  Class A-4 Notes                   6.190000%    $261,210,000.00      1.00000        $261,210,000.00         $1.00
 e.  Class A-5 Notes                   5.660470%    $ 62,787,313.42      0.59797        $ 65,674,330.53         $0.63
 f.  Class B Notes                     6.450000%    $ 68,820,000.00      1.00000        $ 68,820,000.00         $1.00
 g.  Class C Notes (Quarterly Paying)  6.480000%    $ 34,410,000.00      1.00000        $ 34,410,000.00         $1.00
 h.  Total                                N.A.      $727,341,875.08      0.63416        $756,039,100.15         $0.66



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $727,341,875.08 and the CCA Balance is $68,877,450.97.


2.  Monthly Principal Amount

    a.    Principal Balance of Notes
          (End of Prior Collection Period)                                                               $756,039,100.15
    b.    Contract Pool Principal Balance (End of Collection Period)                                     $715,722,200.11
    c.    Monthly Principal Amount                                                                       $ 40,316,900.04
3.  Gross Collections
    a.    Scheduled Payments Received                                                                    $ 28,497,148.19
    b.    Liquidation Proceeds Allocated to Owner Trust                                                  $    478,155.69
    c.    Required Payoff Amounts of Prepaid Contracts                                                   $  2,717,083.10
    d.    Required Payoff Amounts of Purchased Contracts                                                 $        -
    e.    Proceeds of Clean-up Call                                                                      $        -
    f.    Investment Earnings on Collection, Note Distribution and Class C Funding Accounts              $     96,779.24
    g.    Extension Fees Allocated to Owner Trust                                                        $      5,503.59
    h.    Total Gross Collections (sum of (a) through (g))                                               $ 31,794,669.81
4.  Determination of Available Funds
    a.    Total Gross Collections                                                                        $31,794,669.81
    b.    Withdrawal from Cash Collateral Account                                                        $ 1,561,532.14
    c.    Total Available Funds                                                                          $33,356,201.95
5.  Class A-5 Swap
    a.    Payment Details
          1- Class A-5 Assumed Fixed Rate                                                                      6.250000%
          2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                   0.0833333
          3- Class A-5 Interest Rate (Libor + .125%)                                                           5.660470%
          4- Class A-5 Interest Rate Day Count(Actual/360)                                                    0.0861111
          5- Class A-5 Principal Amount                                                                  $65,674,330.53
    b.    Net Payment Calculation
          1- Class A-5 Assumed Fixed Payment                                                             $   342,053.80
          2- Class A-5  Interest Payment                                                                 $   320,115.97
          3- Net Class A-5 Swap Payment From/(To) the Trust                                              $    21,937.84


6. Application of Available Funds

    --------------------------------------------------------------------------------------------------------
                          Item                                Amount              Remaining Available Funds
    --------------------------------------------------------------------------------------------------------
    a.    Total Available Funds                                                          $33,356,201.95
    b.    Servicing Fee                                    $   774,875.15                $32,581,326.80
    c.    Interest on Notes:
          i)         Class A-1 Notes                       $        -                    $32,581,326.80
          ii)        Class A-2 Notes                       $   868,946.97                $31,712,379.83
          iii)       Class A-3 Notes                       $   780,300.00                $30,932,079.83
          iv)        Class A-4 Notes                       $ 1,347,408.25                $29,584,671.58
          v)         Class A-5 Swap Net Settlement         $    21,937.84                $29,562,733.74
          vi)        Class A-5 Notes                       $   309,787.17                $29,252,946.57
          vii)       Class B Notes                         $   369,907.50                $28,883,039.07
          vii)       Class C Funding Account               $   185,814.00                $28,697,225.07
    d.    Principal on Notes:
          i)         Class A-1 Notes                       $       -                     $28,697,225.07
          ii)        Class A-2 Notes                       $25,810,207.96                $ 2,887,017.11
          iii)       Class A-3 Notes                       $       -                     $ 2,887,017.11
          iv)        Class A-4 Notes                       $       -                     $ 2,887,017.11
          v)         Class A-5 Notes                       $ 2,887,017.11                $         0.00
          vi)        Class B Notes                         $       -                     $         0.00
          vii)       Class C Funding Account               $       -                     $         0.00
    e.    Deposit to Cash
          Collateral Account                               $       -                     $         0.00
    f.    Amount to be applied in
          accordance with CCA
          Loan Agreement                                   $       -                     $         0.00
    g.    Balance, if any, to Equity Certificates          $         0.00                $        -



7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

          Collection Period                                       November-98                    December-98
          Beginning Balance                                             0.00                     185,814.00
          Principal Deposited                                           0.00                           0.00
          Interest Deposited                                      185,814.00                     185,814.00
          ------------------                                      ----------                     ----------
          Total Amount Available for Distribution                 185,814.00                     371,628.00
          Amount Distributed                                            0.00                           0.00
          ------------------                                            ----                          ----
          Ending Balance                                          185,814.00                     371,628.00



8. Quarterly Application of Available funds in the Class C Funding Account

    -----------------------------------------------------------------------------------------------
          Item                                             Amount         Remaining Available Funds
    -----------------------------------------------------------------------------------------------
    a.    Total Available Funds                                                   371,628.00
    b.    Interest to Class C Note Holders                  0.00                  371,628.00
    c.    Principal to Class C Note Holders                 0.00                  371,628.00


     III. Information Regarding the Cash Collateral Account

           1.  Balance Reconciliation

                                                                                                     January 15, 1999
                                                  Item                                                 Payment Date
                                                  ----                                               -----------------
               a.    Available Cash Collateral Amount (Beginning)                                  $    73,620,608.79
               b.    Deposits to Cash Collateral Account (II.5(f))                                 $            -
               c.    Withdrawals from Cash Collateral Account                                      $     1,561,532.14
               d.    Releases of Cash Collateral Account Surplus
                     (Excess, if any of (a) plus (b) minus (c)                                     $            -
               e.    Available Cash Collateral Amount (End)
                     (Sum of (a) plus (b) minus (c) minus (d))                                     $    72,059,076.65
               f.    Requisite Cash Collateral Amount                                              $    72,456,061.97
               g.    Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))           $       396,985.32

           2.        Calculation of Requisite Cash Collateral Amount

               a.    For Payment Dates from, and including, the
                     December  1997 Payment Date  to,
                     and including, the December 1998 Payment Date
                     1) Initial Cash Collateral Amount                                             $    83,153,171.00
               b.    For Payment Dates from, and including, the
                     November 1998 Payment Date until
                     the Final Payment Date, the sum of
                     1) 8.5% of the Contract Pool Principal Balance                                $    60,836,387.01
                     2) The Aggregate Principal Balance of the Notes
                        and the Equity Certificate Balance less the
                        Contract Pool Principal Balance                                            $            -
                     3) Total ((1) plus (2))                                                       $    72,456,061.97
               c.    Floor equal to the lesser of
                     1) 2% of Cut-Off Date Contract Pool Principal
                        Balance ($22,938,806); and                                                 $    22,938,806.00
                     2) the Aggregate Principal Balance of the Notes                               $   727,341,875.08
               d.    Requisite Cash Collateral Amount                                              $    72,456,061.97

           3.        Calculation of Cash Collateral Account Withdrawals

               a.    Interest Shortfalls                                                           $            -
               b.    Principal Deficiency Amount                                                   $     1,561,532.14
               c.    Principal Payable at Stated Maturity Date of
                     Class of Notes or Equity Certificates                                         $            -
               d.    Total Cash Collateral Account Withdrawals                                           1,561,532.14


IV. Information Regarding Distributions on Securities


---------------------------------------------------------------------------------------------------------------------------
     Distribution                  Class A-1               Class A-2                 Class A-3                   Class A-4
        Amounts                      Notes                   Notes                     Notes                       Notes
---------------------------------------------------------------------------------------------------------------------------
1. Interest Due                      $ -                $    868,946.97            $ 780,300.00              $ 1,347,408.25
2. Interest Paid                     $ -                $    868,946.97            $ 780,300.00              $ 1,347,408.25
3. Interest Shortfall
   ((1) minus (2))                   $ -                $        -                 $      -                  $        -
4. Principal Due                     $ -                $ 25,810,207.96            $      -                  $        -
5. Principal Paid                    $ -                $ 25,810,207.96            $      -                  $        -
6. Total Distribution Amount
   ((2) plus (4))                    $ -                $ 26,679,154.93            $ 780,300.00              $ 1,347,408.25




--------------------------------------------------------------------------------------------------------------------------------
    Distribution                     Class A-5             Class B                  Class C
       Amounts                         Notes                Notes                    Notes                     Totals
--------------------------------------------------------------------------------------------------------------------------------

1. Interest Due                     $  309,787.17         $ 369,907.50             $      -                  $  3,676,349.89
2. Interest Paid                    $  309,787.17         $ 369,907.50             $      -                  $  3,676,349.89
3. Interest Shortfall
   ((1) minus (2))                  $       -             $      -                 $      -                  $         -
4. Principal Due                    $ 2,887,017.11        $      -                 $      -                  $ 28,697,225.07
5. Principal Paid                   $ 2,887,017.11        $      -                 $      -                  $ 28,697,225.07
6. Total Distribution Amount
   ((2) plus (4))                   $ 3,196,804.29        $ 369,907.50             $      -                  $ 32,373,574.97



V. Information Regarding Other Pool Characteristics

 ---------------------------------------------------------------------------------------------------
                                                          As of End of              As of End of
                                Item                      December-98               November-98
                                                       Collection Period         Collection Period
 ---------------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
     a.    Original Number of Contracts                        75,651                    N.A.
     b.    Cut-Off Date Contract Pool
           Principal Balance                               $1,146,940,285                N.A.
     c.    Original Weighted Average
           Remaining Term (in months)                           46.6                     N.A.
     d.    Weighted Average Original Term
           (in months)                                          53.7                     N.A.
 2.  Current Contract Characteristics
     a.    Number of Contracts                                 64,500                   65,521
     b.    Average Contract Principal Balance                 $11,096                   $11,353
     c.    Weighted Average Remaining Term                      35.8                     36.6


      VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule


                                  Since Issue
Period                                CPR
------                            ------------
   0   December-97                  -0.436%
   1   January-98                    5.709%
   2   February-98                   6.693%
   3    March-98                     6.904%
   4    April-98                     7.280%
   5     May-98                      7.462%
   6     June-98                     6.903%
   7     July-98                     7.298%
   8    August-98                    7.115%
   9  September-98                   7.118%
  10   October-98                    6.694%
  11   November-98                   6.643%
  12   December-98                   7.065%
  13   January-99                    7.152%


     VII. Purchased, Liquidated and Paid Contracts

               A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


    The undersigned,on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer")under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust
  Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and
   Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 15, 1999

  This Certificate shall; constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                               AT&T Capital Corporation

                               Glenn A. Votek
                             ----------------------------------------
                               Glenn A. Votek
                               Executive Vice President and Treasurer